As filed with the Securities and Exchange Commission on March 14, 2007

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant    [x]
Filed by a Party other than the Registrant    [  ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement.
[ ]    Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[x]    Definitive Proxy Statement.
[ ]    Definitive Additional Materials.
[ ]    Soliciting Material Pursuant to § 240.14a-12.

UM INVESTMENT TRUST
(Name of Registrant as Specified in its Charter)

                        Not Applicable
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]    No fee required.

[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[  ]    Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

UM INVESTMENT TRUST
Undiscovered Managers Multi-Strategy Fund

245 Park Avenue, New York, New York 10167
Toll-Free (800) 480-4111

Notice of Special Meeting of Shareholders
to be held on May 2, 2007

To the Shareholders:

A Special Meeting of Shareholders of the Undiscovered Managers Multi-Strategy Fund (the “Multi-Strategy Fund”) of the UM Investment Trust (the “Trust”), a Massachusetts business trust, will be held at 245 Park Avenue, New York, New York 10167, on May 2, 2007 at 10:00 a.m. Eastern Time (the “Meeting”), for the following purposes:

(1)	To approve a new subadvisory agreement between J.P. Morgan Investment Management Inc., the Multi-Strategy Fund’s investment adviser, and Cadogan Management LLC (“Cadogan”); and

(2)	To transact any other business that may lawfully come before the Meeting or any adjournment thereof;

all as set forth in the Proxy Statement accompanying this Notice.

The close of business on March 1, 2007 has been fixed as the record date for the determination of shareholders of the Multi-Strategy Fund entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

By order of the Board of Trustees,

/s/ Stephen M. Benham
Secretary

Dated: March 14, 2007

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

Please indicate your voting instructions on the enclosed Proxy Card, date and sign it, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your Proxy promptly. A Proxy will not be required for admission to the Meeting.

March 14, 2007

UM INVESTMENT TRUST
Undiscovered Managers Multi-Strategy Fund

245 PARK AVENUE
NEW YORK, NEW YORK 10167
TOLL-FREE (800) 480-4111

PROXY STATEMENT
for the
Special Meeting of Shareholders to be held on May 2, 2007

This Proxy Statement is furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of UM Investment Trust (the “Trust”) to be used at the special meeting of the shareholders of the Undiscovered Managers Multi-Strategy Fund (the “Multi-Strategy Fund”) to be held at 245 Park Avenue, New York, New York 10167, on May 2, 2007 at 10:00 a.m. Eastern Time, and at any adjournments thereof (the “Meeting”) for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

On December 29, 2006, Fortis Investment Management USA, Inc. (“Fortis”) purchased 70% of the limited liability company interests of Cadogan Management, LLC (“Cadogan”) (the “Acquisition”). At the time, Cadogan was the Multi-Strategy Fund’s subadviser, pursuant to a subadvisory agreement entered into by J.P. Morgan Investment Management Inc. (“JPMIM”) with Cadogan that was last approved by the Trustees, including a majority of the Disinterested Trustees, on August 9, 2006 and by the shareholders of the Multi-Strategy Fund on January 13, 2004 (“Previous Subadvisory Agreement”). Under the Investment Company Act of 1940, as amended (“1940 Act”), the acquisition of Cadogan by Fortis may be deemed an “assignment” of Cadogan’s Previous Subadvisory Agreement with JPMIM, and the Previous Subadvisory Agreement therefore terminated automatically on December 29, 2006.

On November 15, 2006, the Trustees, including a majority of the Disinterested Trustees, approved an interim subadvisory agreement between JPMIM and Cadogan (“Interim Subadvisory Agreement”, and together with the Previous Subadvisory Agreement, the “Former Subadvisory Agreements”). Under the 1940 Act, the Interim Subadvisory Agreement has a duration no greater than 150 days following December 29, 2006, the date on which the Previous Subadvisory Agreement with Cadogan terminated. After the expiration of the 150 day period, Cadogan may continue to serve as subadviser to the Multi-Strategy Fund only upon the approval of the Multi-Strategy Fund’s shareholders as described under “Required Vote” below.

If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting. If you give instructions, your shares will be voted in accordance with your instructions. If you return your signed Proxy without instructions, your shares will be voted (i) for approval of the subadvisory agreement by and between J.P. Morgan Investment Management Inc., the Trust’s investment adviser, and Cadogan Management LLC, and (ii) at the discretion of the Proxy holders, on such other matters as may lawfully come before the Meeting or any adjournment thereof. The Board is not currently aware of any other matters to come before the Meeting. You may revoke your Proxy or change it by written notice to the Trust (Attention: Secretary) or by notice at the Meeting at any time prior to the time it is voted.

On the record date, the Trust had outstanding 9,982,183 shares of Undiscovered Managers Multi-Strategy Fund (“Shares”).

For all matters on which the affirmative vote of a majority of the votes cast at a meeting is required, an abstention or “broker non-vote” (i.e., proxies sent in by brokers and other nominees that cannot be voted on the proposal because the beneficial owners have not given instructions) will not be considered a vote cast. Such abstentions and broker non-votes will, however, be considered to be shares present at the Meeting for the purposes of determining whether a quorum exists (as described below). Accordingly, assuming that a quorum would otherwise be present, abstentions and broker non-votes will have the effect of a negative vote.

Forty percent (40%) of the Shares entitled to vote shall constitute a quorum. In the event that a quorum is not represented at the Meeting or, if a quorum is so represented but that sufficient votes in favor of any management proposal are not received by May 2, 2007, the persons named as proxies may propose and vote for one or more adjournments of the Meeting if a quorum is not represented or, if a quorum is so represented, only with respect to such management proposal, with no notice other than an announcement at the Meeting, and further solicitation may be made. Shares represented by proxies indicating a vote against a management proposal will be voted against adjournment in respect of that proposal. Abstentions and broker non-votes will not be counted as having been voted for or against any such adjournment.

The Trust’s investment adviser is JPMIM. The Trust’s distributor is JPMorgan Distribution Services Inc. The Trust’s administrator is JPMorgan Funds Management, Inc. The address of each of these entities is 245 Park Avenue, New York, New York 10167. The Trust will furnish, without charge, a copy of its most recent annual report and any recent semi-annual report to any shareholder upon request to JPMorgan Funds Service Center at 1-800-480-4111.

If you have elected to receive one Proxy Statement for all accounts maintained by members of your household, the Trust undertakes to deliver promptly upon written or oral request a separate copy of the Proxy Statement for a separate account.

PROPOSAL 1 — APPROVAL OF SUBADVISORY AGREEMENT

At the Meeting, shareholders will consider the approval of a new subadvisory agreement between JPMIM and Cadogan (the “Proposed Subadvisory Agreement”). The proposal relates to a transaction in which Fortis purchased 70% of the limited liability company interests of Cadogan. Cadogan served as a subadviser to the Multi-Strategy Fund prior to the termination of the Fund’s Previous Subadvisory Agreement and currently serves as a subadviser to the Fund on an interim basis as permitted by Rule 15a-4 under the 1940 Act.

The Trust has retained JPMIM as investment adviser to provide investment advice and portfolio management services to the Multi-Strategy Fund, pursuant to an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, and except as delegated to a subadviser, JPMIM manages the investment of the assets of the Multi-Strategy Fund and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Multi-Strategy Fund.

JPMIM is responsible for the management of the Multi-Strategy Fund’s affairs, subject to the supervision of the Trustees. The Multi-Strategy Fund’s investment portfolio is managed on a day-to-day basis by Cadogan under the general oversight of JPMIM and the Trustees. JPMIM monitors and evaluates Cadogan to help ensure that Cadogan is managing the Multi-Strategy Fund consistently with the Fund’s investment objective and restrictions and applicable laws and guidelines. JPMIM does not, however, determine what investments will be purchased, sold or sold short on behalf of the Multi-Strategy Fund or which investment vehicles will be utilized.

Under the Previous Subadvisory Agreement and the Interim Subadvisory Agreement, Cadogan manages the investment and reinvestment of the assets of the Multi-Strategy Fund. It does so by buying, selling, lending, and otherwise trading in any stocks, bonds and other securities and investment instruments (including interests in pooled investment vehicles) on behalf of the Multi-Strategy Fund, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover. Cadogan ensures that appropriate due diligence (including legal due diligence) and analyses are performed with respect to each investment. Also, Cadogan furnishes monthly, quarterly, and annual reports on Multi-Strategy Fund transactions, and assists the Trust with estimating distributions required to be made by the Multi-Strategy Fund.

Summary of Interim Subadvisory Agreement

As a result of the Acquisition, which may be deemed a change of control of Cadogan, the Previous Subadvisory Agreement terminated in accordance with its terms as well as the terms of the 1940 Act. The Board determined that, as a result of the Acquisition, it would be in the Multi-Strategy Fund shareholders’ best interest to put in place an Interim Subadvisory Agreement with Cadogan in order to ensure continuity in the subadvisory services provided to the Multi-Strategy Fund.

The key terms of the Interim Subadvisory Agreement were determined by Rule 15a-4 under the 1940 Act, which provides that a person may act as subadviser under an interim contract only if certain conditions are met. In general, the interim subadvisory contract may not have a duration greater than 150 days and must contain the same terms and conditions as the previous contract. The compensation to be received under the interim contract may not be greater than the compensation the subadviser would have received under the previous contract and the compensation earned under the contract must be held in an interest-bearing escrow account pending shareholder approval. In light of the foregoing, the Trustees did not consider certain factors that might be more relevant in other circumstances, such as the costs of the services to be provided by Cadogan, the profits to be realized by Cadogan and its affiliates from managing the Multi-Strategy Fund, or the extent to which economies of scale would be realized by Cadogan as the Multi-Strategy Fund grows. The Trustees compared the services to be rendered and the amounts to be paid under the Interim Subadvisory Agreement with those under the Multi-Strategy Fund’s Previous Subadvisory Agreement with Cadogan. However, because the form of the Interim Subadvisory Agreement was substantially identical to the Previous Subadvisory Agreement, with which the Trustees were familiar and which they had previously approved (and periodically re-approved in accordance with the 1940 Act), the Trustees determined that it was not necessary to compare the specific terms of the Interim Subadvisory Agreement with other contracts.

The subadvisory fee, payable not less frequently than quarterly by the Multi-Strategy Fund to Cadogan pursuant to the Interim Subadvisory Agreement, is computed in the same manner as the subadvisory fee paid not less frequently than quarterly by the Multi-Strategy Fund pursuant to the Previous Subadvisory Agreement. Cadogan is paid by JPMIM a fee equal to a percentage of the average monthly net assets of the Multi-Strategy Fund. The annual rate of fees payable by JPMIM to Cadogan for the Multi-Strategy Fund is 0.85%, expressed as a percentage of the average monthly net assets of the Multi-Strategy Fund. The quarterly fees to Cadogan as the interim subadviser are held in escrow pending shareholder approval of the new Subadvisory Agreement.

The table below sets forth the investment advisory fees paid or accrued to Cadogan (waived amounts are in parentheses), with respect to the fiscal period indicated (amounts in thousands):

	Fiscal Period from January 1, 2006 to December 31, 2006
	Paid/Accrued	Waived
Multi-Strategy Fund	$2,375	N/A

The Interim Subadvisory Agreement will terminate no later than May 28, 2007, the 150th day following the termination date of the subadvisory agreement between JPMIM and Cadogan. If a new Subadvisory Agreement is not approved by that date, Cadogan will be entitled to an amount equal to the lesser of (a) the costs of performing its services during the interim period plus interest and (b) the amount in the escrow account plus interest.

Summary of Proposed Subadvisory Agreement

JPMIM proposes to continue to engage Cadogan as subadviser to the Multi-Strategy Fund, pursuant to the Proposed Subadvisory Agreement between JPMIM and Cadogan, a copy of which is attached as Annex A. Cadogan is independent of JPMIM and will discharge its responsibilities subject to the policies of the Trustees and the supervision of JPMIM, which will pay Cadogan’s fees.

The terms of the Proposed Subadvisory Agreement are not materially different from the terms of the Former Subadvisory Agreements. If the Proposed Subadvisory Agreement is approved by shareholders, it is expected that the current portfolio management team will continue to manage the assets of the Multi-Strategy Fund in accordance with investment process described below. The subadvisory fee payable to Cadogan under the Proposed Subadvisory Agreement will be identical to the subadvisory fee payable to Cadogan pursuant to the Former Subadvisory Agreements.

The Proposed Subadvisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Proposed Subadvisory Agreement provides that it will terminate in the event of an “assignment” (as defined in the 1940

Act), and may be terminated without penalty at any time by either party upon 60 days written notice, or upon termination of the Advisory Agreement. Under the terms of the Proposed Subadvisory Agreement, Cadogan is not liable to JPMIM, the Multi-Strategy Fund or its shareholders, for any error of judgment or mistake of law or for any losses sustained by JPMIM, the Multi-Strategy Fund or its shareholders, except in the case of Cadogan’s willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Proposed Subadvisory Agreement. The above terms are identical to those under the Former Subadvisory Agreements.

Investment Process

The Fund seeks long-term capital appreciation with low volatility relative to the broad equity markets. It pursues this objective principally through a multi-manager, multi-strategy program of investment in a variety of funds that invest or trade in a wide range of equity and debt securities. The Fund intends to allocate its assets among investment management firms (“Money Managers”) that utilize a variety of investment strategies, with the intention that such allocation will engender significantly lower risk (volatility) than would be involved in an investment with any single Money Manager alone. Money Managers are selected by Cadogan and conduct their investment programs through investment funds (such vehicles in which the Fund invests from time to time are collectively referred to herein as “Investment Vehicles”) that generally are not registered under the 1940 Act and which have investors other than the Fund, and may have investment policies that are different from those of the Fund. The Fund generally does not invest directly in equity securities (other than those of the Investment Vehicles), but may invest temporarily in high quality, fixed income securities, money market instruments and money market funds pending the investment of assets in Investment Vehicles or to maintain the liquidity necessary to effect certain repurchases of Shares or for other purposes. In addition, the Fund may borrow funds on a secured or unsecured basis, to provide liquidity or for tax purposes as further described below.

Executive Officers and Trustees of Cadogan and Fortis

Cadogan is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Information regarding the principal executive officers and directors of Cadogan and Fortis is set forth below. Cadogan’s address is 149 Fifth Avenue, New York, New York 10010. Fortis’s address is 75 State Street, Suite 27, Boston, Massachusetts 02109. The address for each of the persons listed below, as it relates to his or her duties with Cadogan or Fortis, is the same as that of Cadogan or Fortis, respectively.

Name	Position with Advisor and Principal Occupation
Stuart N. Leaf	Chief Executive Officer — Cadogan
Paul J. Isaac	Chief Investment Officer — Cadogan
A. Michael Waldron	Director of Research — Cadogan
Matthew A. Jenal	Chief Financial Officer — Cadogan
Waldo M. Abbot	Director — Fortis and CEO – Fortis Americas
John J. Barletta	Director — Fortis and CFO – Fortis Investment Management USA, Inc.
William L. Braman	Director — Fortis and CEO – Fortis Investment Management USA, Inc.
Anthony J. Del Re	Director — Fortis and Director – Risk Management & Compliance Fortis Investment Management USA, Inc.
William G. De Vijlder	Director — Fortis and CIO – Fortis Investment Management
Richard L. Wohanka	Director — Fortis and CEO – Fortis Investment Management

Board Review of Proposed Subadvisory Agreement

At a meeting held on February 14, 2007, the Board, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Proposed Subadvisory Agreement or any of their affiliates, unanimously approved the Proposed Subadvisory Agreement, and voted to present the Proposed Subadvisory Agreement for shareholder approval at a special meeting to be held for such purpose. The Board believes that the terms and conditions of the Proposed Subadvisory Agreement are fair to, and in the best interests of, the Multi-Strategy Fund and its shareholders.

Prior to voting, the Trustees reviewed the Proposed Subadvisory Agreement with representatives of JPMIM and with counsels to the Trust and the independent Trustees. The Trustees also discussed the proposed approval in executive session with independent counsel at which no representatives of JPMIM were present.

In considering the Proposed Subadvisory Agreement, the Trustees were mindful of information and materials presented to them in June and August of 2006 with respect to the annual review of Cadogan’s Subadvisory Agreement. That information and those materials allowed the Trustees to evaluate the experience of Cadogan’s key personnel in portfolio management, the quality of services Cadogan is expected to provide to the Multi-Strategy Fund, and the compensation proposed to be paid to Cadogan. The Trustees also met with representatives of Cadogan to discuss the impact of the Acquisition at its meeting held on November 15, 2006. At the February 14, 2007 meeting, representatives of JPMIM also detailed for the Board its recent review of Cadogan and the expected impact of the Acquisition on Cadogan’s operations.

The Board made specific note of the following: 1) Cadogan currently serves as subadviser to the Multi-Strategy Fund, 2) it is expected that the current portfolio management team will continue to manage the assets of the Multi-Strategy Fund, 3) the subadvisory fee payable to Cadogan under the Proposed Subadvisory Agreement will be identical to the subadvisory fee payable to Cadogan pursuant to the Former Subadvisory Agreements and 4) the Board had reapproved the Former Subadvisory Agreement on August 9, 2006 following the annual contract review.

At the February 14, 2007 meeting, the Trustees received and considered information relating to the Acquisition and the role of current Cadogan personnel under the Proposed Subadvisory Agreement and noted that the role of such personnel would be identical. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this approval. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by Cadogan to the Multi-Strategy Fund gained from their experience as Trustees of that Fund. In addition, they considered the overall reputation and capabilities of Cadogan and its affiliates, their overall confidence in Cadogan’s integrity and Cadogan’s responsiveness to concerns raised by them. Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by Cadogan.

The Trustees reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings and at the June and August 2006 Board meetings relating to the annual contract review. The Board noted in its August 2006 continuance of Cadogan’s Subadvisory Agreement that the performance for the one year and three year periods of the Multi-Strategy Fund had been within a reasonable range with that of its benchmark index at that time and that no new information was available that would change its previous conclusion.

The Board noted that at its meeting on August 9, 2006, it had considered the profitability of the Multi-Strategy Fund to JPMIM, potential “fall-out” or ancillary benefits received by JPMIM and its affiliates as a result of their relationship with the Fund, the need for breakpoints in the advisory fee, the amount of the advisory fee paid to JPMIM relative to JPMIM’s other clients and the amount of the subadvisory fee. In considering the subadvisory fee paid to Cadogan under the Proposed Subadvisory Agreement, the Trustees noted that the subadvisory fee would be identical to the fee imposed under the Former Subadvisory Agreements. In addition, the Board noted that the subadvisory fees are paid by JPMIM out of its advisory fee and that because of this the profitability of the Multi-Strategy Fund to Cadogan, the need for breakpoints in the Subadivsory fee and the amount of the subadvisory fee relative to Cadogan’s other clients were not material factors in the Board’s deliberations with respect to the Proposed Subadvisory Agreement. After considering and reviewing JPMIM’s recent review of Cadogan and the impact of the Acquisition on Cadogan, the Board determined that the Acquisition did not change the conclusions that it had made at its August 9, 2006 meeting with regard to such factors.

Based on the foregoing, the Board, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Proposed Subadvisory Agreement or any of their affiliates, concluded that the approval of the Proposed Subadvisory Agreement is in the best interests of the Multi-Strategy Fund and its shareholders.

Required Vote

Approval of the Proposed Subadvisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Multi-Strategy Fund. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (i) 67% or more of the shares of the Multi-Strategy Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present at the Meeting or represented by proxy, or (ii) more than 50% of the outstanding shares.

The Proposed Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the Proposed Subadvisory Agreement or “interested persons,” as defined in the 1940 Act, of any such party, on February 14, 2007.

The Board unanimously recommends that you vote FOR the approval of the proposed Subadvisory Agreement between JPMIM and Cadogan.

OTHER MATTERS

The Trust knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the form of Proxy, or their substitutes, will vote the Proxy in accordance with their judgment on such matters. The persons named in the form of Proxy, or their substitutes, will have discretionary authority to vote on any shareholder proposal properly presented at the Meeting.

Under the current By-Laws of the Trust, meetings of shareholders are required to be held only when necessary under the 1940 Act. It is therefore unlikely that shareholder meetings will be held on an annual basis. A shareholder proposal intended to be represented at any meeting called in the future must be received by the Trust within a reasonable time before the solicitation for that meeting is made. Otherwise, the Trust will not be able to include the proposal in the notice of meeting, proxy statement and form of proxy relating to the meeting. There is no guarantee that any proposal submitted by a shareholder will be included in the proxy statement. Shareholder proposals are subject to certain regulations under Federal law.

BENEFICIAL OWNERSHIP OF SHARES OF THE FUND
AND JPMORGAN FUND COMPLEX

The Trust’s Board of Trustees consists of thirteen trustees — William J. Armstrong, Roland R. Eppley, Jr., John F. Finn, Dr. Matthew Goldstein, Robert J. Higgins, Peter C. Marshall, Marilyn McCoy, William G. Morton, Jr., Robert A. Oden, Jr., Fergus Reid, III, Frederick W. Ruebeck, James J. Schonbachler, and Leonard M. Spalding, Jr. (each, a “Trustee” and together, the “Trustees”). The following table shows the dollar range of each Trustee’s beneficial ownership as of December 31, 2006, in the Multi-Strategy Fund and each Trustee’s aggregate ownership in any portfolios/funds that the Trustee oversees in the JPMorgan Fund Complex:

Name of Trustee	Ownership of Multi-Strategy Fund	Aggregate Ownership of All Registered Investment Companies to be Overseen by Trustee in JPMorgan Fund Complex*
Independent Trustees
William J. Armstrong	None	Over $100,000
Roland R. Eppley, Jr.	None	Over $100,000
John F. Finn	None	Over $100,000
Dr. Matthew Goldstein	None	Over $100,000
Robert J. Higgins	None	Over $100,000
Peter C. Marshall	None	Over $100,000
Marilyn McCoy	None	Over $100,000
William G. Morton, Jr.	None	Over $100,000
Robert A. Oden, Jr.	None	Over $100,000
Fergus Reid, III	None	Over $100,000
Frederick W. Ruebeck	None	Over $100,000
James J. Schonbachler	None	Over $100,000

Interested Trustee
Leonard M. Spalding, Jr.	None	Over $100,000

*	A Fund Complex means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees currently serves includes eight registered investment companies (131 funds).

**	Securities valued as of December 31, 2006.

As of December 31, 2006, none of the non-interested Trustees or their immediate family members owned any shares of JPMIM, Cadogan, Fortis or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with JPMIM, Cadogan or Fortis.

As of December 31, 2006, the Trustees and officers as a group owned less than 1% of the shares of the Multi-Strategy Fund.

Principal Holders

As of March 1, 2007, no person owned of record, or is known by the Trust to own beneficially, 5% or more of the outstanding shares of the Multi-Strategy Fund.

INFORMATION RELATING TO VOTING MATTERS

Solicitation of Proxies

In addition to the solicitation of proxies by mail, employees of JPMIM and or its affiliates, who will receive no extra compensation for their services, may solicit proxies in person or by telephone. Computershare Fund Services (the “Agent”) has been engaged to assist with the solicitation of proxies, at an estimated fee of $4,000. As the Meeting date approaches, certain shareholders may receive a telephone call from a representative of the Agent if their vote has not yet been received. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Agent at 1-866-704-4439. All costs and expenses incurred in connection with the solicitation of proxies will be borne by Cadogan. Any proxy given by a shareholder, whether in writing, by telephone or by the Internet, is revocable.

Shareholder Voting by Telephone

In addition to voting by mail or in person at the Meeting, you may also give your voting instructions over the telephone by calling 1-866-704-4439. If JPMIM has not received your vote, a representative of JPMIM or the Agent may call you to answer your proxy related questions and to encourage you to vote. When calling, the representative is required to ask you for your full name, address, the last four digits of your social security or employer identification number, title (if the person giving the proxy is authorized to act for an entity, such as a corporation), and to confirm that you have received the Proxy Statement in the mail. If the information you provide matches the information provided to JPMIM, then the representative will offer to explain the process. JPMIM is not permitted to recommend to you how to vote, but may read any recommendations included in the Proxy Statement.

By order of the Board of Trustees,

/s/ Stephen M. Benham
      Secretary

It is important that proxies be returned promptly. All shareholders, including those who expect to attend the Meeting, are urged to date, fill in, sign and mail the enclosed form of Proxy in the enclosed return envelope, which requires no postage if mailed in the United States. A Proxy is not required for admission to the Meeting.

ANNEX A

FORM OF
INVESTMENT SUB-ADVISORY AGREEMENT

between

J. P. MORGAN INVESTMENT MANAGEMENT INC.

and

CADOGAN MANAGEMENT, LLC

INVESTMENT SUBADVISORY AGREEMENT, effective as of the    day of                         , 2007, between J.P. Morgan Investment Management Inc. (the “Adviser”), a corporation organized and existing under the laws of the State of Delaware, and Cadogan Management, LLC (“Subadviser”), a limited liability company organized and existing under the laws of the State of Delaware.

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated as of the 30th day of January, 2004 (“Advisory Agreement”) with UM Investment Trust, a Massachusetts business trust (the “Trust”), on behalf of its UM Multi-Strategy Fund (the “Fund”) which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940, as amended, (“1940 Act”); and

WHEREAS, the Subadviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, (“Advisers Act”); and

WHEREAS, the Adviser desires to retain the Subadviser to assist it in the provision of a continuous investment program for the hedge fund of funds investment portfolio of the Fund listed on Appendix A (the ”Subadviser Assets”) and the Subadviser is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

1.   Appointment.  Adviser hereby retains the Subadviser to act as investment adviser for and to manage the Subadviser Assets for the period and on the terms set forth in this Agreement. The Subadviser accepts such employment and agrees to render the services herein set forth, for the compensation herein provided.

2.   Duties of the Subadviser

A.   Investment Subadvisory Services.  Subject to the supervision of the Trust’s Board of Trustees (the ”Board”) and the Adviser, the Subadviser shall manage the investments of the Subadviser Assets in accordance with the Fund’s investment objective, policies, and restrictions as provided in the Trust’s Offering Memorandum relating to the Fund, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the “Offering Memorandum”), and in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”) and in compliance with such other limitations as the Adviser may institute. The Subadviser shall (a) make investment decisions in its sole discretion for the Subadviser Assets; (b) place purchase and sale orders for portfolio transactions for the Subadviser Assets; and (c) employ professional portfolio managers and securities analysts to provide research services to the Subadviser Assets. In providing these services, the Sub-Adviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets.

B.   Subadviser Undertakings.  In all matters relating to the performance of this Agreement, the Subadviser shall act in conformity with the Trust’s Articles of Incorporation, By-Laws, and Offering

Memorandum and with the written instructions and directions of the Board and the Adviser. The Subadviser hereby agrees to:

(i)	regularly report to the Board and the Adviser (in such form and frequency as the Adviser and Subadviser mutually agree) with respect to the implementation of the investment program, compliance of the Subadviser Assets with the Offering Memorandum, the 1940 Act and the Code, and on other topics as may reasonably be requested by the Board or the Adviser, including attendance at Board meetings, as reasonably requested, to present such reports to the Board;

(ii)	comply with valuation procedures adopted by Board, including any amendments thereto, and consult with the Trust’s pricing agent regarding the valuation of securities that are not registered for public sale, not traded on any securities markets, or otherwise may require fair valuation;

(iii)	provide, subject to any obligations or undertakings reasonably necessary to maintain the confidentiality of the Subadviser’s non-public information, any and all information, records and supporting documentation about the composite of accounts and the funds the Subadviser manages that have investment objectives, policies, and strategies substantially similar to those employed by the Subadviser in managing the Subadviser Assets which may be reasonably necessary, under applicable laws, to allow the Trust or its agent to present historical performance information concerning the Subadviser’s similarly managed accounts and funds, for inclusion in the Trust’s Offering Memorandum and any other reports and materials prepared by the Trust or its agent, in accordance with regulatory requirements or as requested by applicable federal or state regulatory authorities;

(iv)	provide reasonable assistance to the Adviser with respect to the Subadviser Assets in connection with the annual audit of the Fund’s financial statements, including, but not limited to: (i) providing broker contacts as needed for obtaining trade confirmations; (ii) providing assistance in obtaining trade confirmations in the event the Fund or the Fund’s independent registered public accounting firm is unable to obtain such confirmations directly from the underlying hedge fund managers or their administrators and (iii) obtaining market quotations for investments that are not readily ascertainable in the event the Fund or the Fund’s independent registered public accounting firm is unable to obtain such market quotations through independent means.

C.   Expenses.  The Subadviser will bear all of its expenses in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Trust, except to the extent specifically assumed by the Subadviser. The expenses to be borne by the Trust include, without limitation, the following: organizational costs, taxes, interest, brokerage fees and commissions, Trustees’ fees, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents’ fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing stockholders, costs of stockholders’ reports and meetings, and any extraordinary expenses. The Sub-Adviser shall bear the reasonable out of pocket expenses and costs of the Trust (including reasonable attorney’s fees), if any, arising out of a termination of the Investment Sub-Advisory Agreement as a result of an assignment caused by a change of control or management of the Sub-Advisor, including the preparation and mailing of an information statement to shareholders pursuant to a “manager-of-managers” exemptive order from the SEC, or the preparation, mailing, solicitation and other costs associated with the use of a proxy statement relating to a shareholder vote in respect of a new sub-advisory agreement. The foregoing obligations of the Sub-Adviser shall apply when the Sub-

Adviser, in consultation with its internal or outside counsel, deems that an assignment of the Investment Sub-Advisory Agreement has or will occur, and Adviser, in consultation with internal or outside counsel to the Trust, determines that an information statement should be used, or a vote of shareholders should be obtained, as the case may be.

D.   Aggregation of Orders.  On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Subadviser Assets as well as other clients of the Subadviser, the Subadviser may to the extent permitted by applicable laws and regulations, but shall be under no obligation to, aggregate the orders for securities to be purchased or sold. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients. The Adviser recognizes that, in some cases, the Subadviser’s allocation procedure may limit the size of the position that may be acquired or sold for the Subadviser Assets.

E.   Books and Records.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that all records which it maintains for the Subadviser Assets of the Fund are the property of the Trust and further agrees to surrender promptly to the Trust copies of any of such records upon the Fund’s or the Adviser’s request, provided, however, that Subadviser may retain copies of any records to the extent required for it to comply with applicable laws. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule. Notwithstanding the foregoing, Subadviser has no responsibility for the maintenance of the records of the Fund, except for those related to the Subadviser Assets.

G.   Subadviser Compliance Responsibilities.  The Subadviser and the Adviser acknowledge that the Subadviser is not the compliance agent for the Fund, and does not have access to all of the Trust’s books and records necessary to perform certain compliance testing. However, to the extent that the Subadviser has agreed to perform the services specified in this Agreement, the Subadviser shall perform compliance testing with respect to the Subadviser Assets based upon information in its possession and upon information and written instructions received from the Adviser or the Trust’s Administrator and shall not be held in breach of this Agreement so long as it performs in accordance with such information and instructions. Specifically, the Subadviser shall not be responsible for the Fund being in violation of any applicable law or regulation or investment policy or restriction applicable to the Fund as a whole or for the Fund’s failure to qualify as a regulated investment company under the Code if the securities and other holdings of the Subadviser Assets would not be in such violation or failing to so qualify if the Subadviser Assets were deemed a separate series of the Trust or a separate regulated investment company under the Code. The Adviser or Trust’s Administrator shall promptly provide the Subadviser with copies of the Trust’s Declaration of Trust, By-Laws, current Prospectus and any written policies or procedures adopted by the Board applicable to the Subadviser Assets and any amendments or revisions thereto. Subadviser shall supply such reports or other documentation as reasonably requested from time to time by the Adviser to evidence Subadviser’s compliance with such Prospectus, policies or procedures.

H.   Proxy voting.  The Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Fund’s shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in the Subadviser Assets. The Adviser shall cause to be forwarded to Subadviser all proxy solicitation materials that Adviser receives. Subadviser agrees that it has adopted written proxy voting procedures that comply with the requirements of the 1940 Act and the Advisers Act. The Subadviser further agrees that it will provide the Board as the Board may reasonably request, with a written report of the proxies voted during the most recent 12-month period or such other period as the Board may designate, in a format that shall comply with the 1940 Act. Upon reasonable request, Subadviser shall provide the Advisor with all proxy voting records relating to the

Subadviser Assets, including but not limited to those required by Form NPX. Subadviser will also provide an annual certification, in a form reasonably acceptable to Adviser, attesting to the accuracy and completeness of such proxy voting records.

I.   Use of Names.  The Subadviser shall not use the name, logo, insignia, or other identifying mark of the Trust or the Adviser or any of their affiliates or any derivative or logo or trade or service mark thereof, or disclose information related to the business of the Adviser or any of its affiliates in material relating to the Subadviser in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve all uses of its or the Trust’s name and of their affiliates which merely identify in accurate terms the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission; and provided, further, that in no event shall such approval be unreasonably withheld. The Adviser shall not use the name, logo, insignia, or other identifying mark of the Subadviser or any of its affiliates in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Subadviser; provided, however, that the Subadviser shall approve all uses of its name which merely identify in accurate terms the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission; and provided, further that in no event shall such approval be unreasonably withheld.

J.   Portfolio Holdings.  The Subadviser will not disclose, in any manner whatsoever, any list of securities held by the Fund, except in accordance with the Fund’s portfolio holdings disclosure policy.

3.   Compensation of Subadviser.  The Adviser will pay the Subadviser, with respect to each Fund on Appendix A attached hereto, the compensation specified in Appendix A. Such fees will be computed daily and paid monthly, calculated at an annual rate based on the Subadviser Assets’ average daily net assets as determined by the Trust’s accounting agent. Compensation for any partial period shall be pro-rated based on the length of the period.

4.   Standard of Care.  The Subadviser shall exercise its best judgment in rendering its services described in this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Subadviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from Subadviser’s willful misfeasance, bad faith or gross negligence on its part in the performance of its duties hereunder or from reckless disregard by it of its obligations and duties under this Agreement

5.   Indemnification.

a.   The Adviser agrees to indemnify and hold harmless the Subadviser from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) (“Losses”), howsoever arising, from or in connection with this Agreement or the performance by the Subadviser of its duties hereunder; provided however that the Adviser will not indemnify the Subadviser for Losses resulting from the Subadviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from the Subadviser’s reckless disregard of its obligations and duties under this Agreement

b.   The Subadviser agrees to indemnify and hold harmless the Adviser from and against any and all Losses resulting from the Subadviser’s willful misfeasance, bad faith, or gross negligence in the performance of, or from reckless disregard of, the Subadviser’s obligations and duties under this Agreement; provided however that the Subadviser will not indemnify the Adviser for Losses resulting from the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from the Adviser’s reckless disregard of its obligations and duties under this Agreement.

6.   Non-Exclusivity.  The services of the Subadviser to the Adviser with respect to the Subadviser assets are not to be deemed to be exclusive, and the Subadviser and its affiliates shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the directors, officers, and employees of the Subadviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation, including other investment companies. Adviser acknowledges that Subadviser or its affiliates may give advice and take actions in the performance of its duties to clients which differ from the advice, or the timing and nature of actions taken, with respect to other clients’ accounts (including the Subadviser assets) or employee accounts which may invest in some of the same securities recommended to advisory clients. In addition, advice provided by the Subadviser may differ from advice given by its affiliates.

7. Maintenance of Insurance.  During the term of this Agreement and for a period of one year after the termination hereof, Subadviser will maintain investment adviser’s errors and omissions insurance and will carry a fidelity bond covering it and each of its employees and authorized agents with each policy with limits of not less than those considered commercially reasonable and appropriate under current industry practices. Subadviser shall promptly notify Adviser of any termination of said coverage.

8. Confidentiality.  Each party to this Agreement shall keep confidential any nonpublic information concerning the other party and will not use or disclose such information for any purpose other than the performance of its responsibilities and duties hereunder, except for (a) any such disclosure which is authorized by the non-disclosing party, (b) any such disclosure which is expressly required or requested by applicable law or by federal or state regulatory authorities or (c) any such disclosure to the disclosing party’s employees, third-party service providers, consultants, legal advisors or auditors having a need to know such nonpublic information, it being agreed that Subadviser shall inform such parties of the confidential nature of the nonpublic information and such parties shall be directed by Subadviser to keep the nonpublic information confidential in accordance with the terms of this Agreement. Nonpublic information shall not include information a party to this Agreement can clearly establish was (a) known to the party prior to this Agreement; (b) rightfully acquired by the party from third parties whom the party reasonably believes are not under an obligation of confidentiality to the other party to this Agreement; (c) placed in public domain without fault of the party or its affiliates; or (d) independently developed by the party without reference or reliance upon the nonpublic information.

9. Term of Agreement.  This Agreement shall become effective as of the date of its execution and shall continue in effect for a period of two years from the date of execution. Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Board or (ii) a vote of a “majority“ (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board who are not “interested persons“ (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days’ written notice, by the Adviser, by the Board, by vote of holders of a majority of the Fund’s shares or by the Subadviser, and will terminate five business days after the Subadviser receives written notice of the termination of the Advisory Agreement between the Trust and the Adviser. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).

10. Representations of Subadviser.  The Subadviser represents, warrants, and agrees as follows:

A.   The Subadviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

B.   The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Trust with a copy of such code of ethics. On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which may include (i) certifying to the Adviser that the Subadviser and its Access Persons have complied with the Subadviser’s Code of Ethics with respect to the Subadviser Assets and (ii) identifying any material violations which have occurred with respect to the Subadviser Assets. Upon the reasonable request of the Adviser, the Subadviser shall permit the Adviser, its employees or its agents to examine the reports required to be made by the Subadviser pursuant to Rule 17j-1 and all other records relevant to the Subadviser’s code of ethics.

C.  Subadviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Subadviser, its employees, officers and agents. Upon reasonable request, Subadviser shall provide the Advisor with access to the records relating to such policies and procedures as they relate to the Subadviser Assets. Subadviser will also provide, at the reasonable request of the Adviser, periodic certifications, in a form reasonably acceptable to Adviser, attesting to such written policies and procedures.

D.  The Subadviser has provided the Adviser and the Trust with a copy of its Form ADV as most recently filed with the SEC and hereafter will furnish a copy of its annual amendment to the Adviser.

10. Provision of Certain Information by Subadviser.  The Subadviser will promptly notify the Adviser (i) in the event the SEC or other governmental authority has censured the Subadviser, placed limitations upon its activities, functions or operations, suspended or revoked its registration, if any, as an investment adviser, or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code. The Subadviser further agrees to notify the Adviser promptly of any material fact known to the Subadviser respecting or relating to the Subadviser respecting or relating to the Subadviser that is not contained in the Offering Document, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect. As reasonably requested by the Trust on behalf of the Trust’s officers and in accordance with the scope of Subadviser’s obligations and responsibilities contained in this Agreement, Subadviser will provide reasonable assistance to the Trust in connection with the Trusts’s compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder, and Rule 38(a)-1 of the 1940 Act. Such assistance shall include, but not be limited to: (i) certifying periodically, upon the reasonable request of the Trust, that it is in compliance with all applicable “federal securities laws”, as required by Rule 38a-1(e)(1) under the 1940 Act, and Rule 206(4)-7 under the Advisers Act; (ii) facilitating and cooperating with third-party audits arranged by the Trust to evaluate the effectiveness of its compliance controls; (iii) providing the Trust’s chief compliance officer with direct access to its compliance personnel; (iv) providing the Trust’s chief compliance officer with periodic reports; and (v) promptly providing special reports in the event of compliance problems. Further, Subadviser is aware that: (i) the Chief Executive Officer (Principal Executive Officer) and Treasury/Chief Financial Officer (Principal Financial Officer) of the Trust (collectively, “Certifying Officers”) are required to certify the Trust’s periodic reports on Form N-CSR pursuant to Rule 30a-2 under the Investment Company Act of 1940, as amended; and (ii) the Certifying Officers must rely upon certain matters of fact generated by Subadviser of which they do not have firsthand knowledge. Consequently, Subadviser has in place and has observed procedures and controls that are reasonably designed to ensure the adequacy of the services provided to the Trust under this Agreement and the accuracy of the information prepared by it and which is included in the Form N-CSR, and shall provide certifications to the Trust to be relied upon by the Certifying Officers in certifying the Trust’s periodic reports on Form N-CSR, in a form satisfactory to the Trust.

12. Provision of Certain Information by the Adviser.  The Adviser will promptly notify the Subadviser: (1) in the event that the SEC has censured the Adviser or the Trust, placed limitations upon either of their activities, functions, or operations, suspended or revoked the Adviser’s registration as an investment adviser, or has commenced proceedings or an investigation that may result in any of these actions; and (2) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code.

13. Amendment of Agreement.  No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by both parties.

14. Miscellaneous.

A.   Governing Law.  This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof, and with the 1940 Act. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

B.   Change in Control.  The Subadviser will notify the Adviser of any change of control of the Subadviser, including any change of entities owning interests of 25% or more of the Subadviser, as applicable, prior to or promptly after such change. In addition the Subadviser will notify the Adviser of any changes in the key personnel who are either the portfolio manager(s) of the Subadviser Assets or senior management of the Subadviser as soon as practicable after such change.

C.   Captions.  The Captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

D.   Entire Agreement.  This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof.

E.   Definitions.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, releases or orders of the SEC validly issued pursuant to the Act. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell,” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, release or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, release, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, release, or order.

F.   Notices.  Any notice herein required is to be in writing and is deemed to have been given to Subadviser or Adviser upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested or by facsimile machine or similar means of delivery that provide evidence of receipt. All notices to Adviser shall be sent to: J.P. Morgan Investment Management Inc, 245 Park Avenue, 8th Floor, New York, NY 10167, Attention: Stephen M. Benham, Fax (212) 648-1978.

All notices to Subadviser shall be sent to: Cadogan Management, LLC, 149 Fifth Avenue — 15th floor, New York, NY 10010, Attention: Stuart N. Leaf.

G.   Risk Acknowledgement.  The Subadviser does not guarantee the future performance of the Subadviser Assets or any specific level of performance, or the success of any investment decision or strategy that the Subadviser may use. The Adviser understands that investment decisions made for the Adviser by the Subadviser are subject to various market, currency, economic, political, business and structural risks, and that those investment decisions will not always be profitable.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

J.P. Morgan Investment Management Inc.

Attest:	By: ______________________________ _________________________________ (Title)

_________________________________	_________________________________ Date:

Cadogan Management, LLC

Attest:	By: ______________________________ _________________________________ (Title)

_________________________________	_________________________________ Date:

Appendix A
Fee Schedule

For the services provided by Subadviser to the Subadviser Assets, pursuant to the attached Investment Sub-Advisory Agreement, the Adviser will pay the Subadviser a fee, computed daily and payable monthly, based on the average daily net assets of the Subadvisory Assets at the following annual rates of the average daily net assets of the Subadviser Assets as determined by the Trust’s accounting agent:

FUND	Rate
UM Multi-Strategy Fund	0.85%

PX-MULTISTRAT-307

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE.

It saves Money! Telephone voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone.

Please detach at perforation before mailing.

PROXY	UM INVESTMENT TRUST UM Multi-Strategy Fund 245 PARK AVENUE NEW YORK, NEW YORK 10167	PROXY

The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of UM INVESTMENT TRUST, to be held on May 2, 2007 and appoints Joseph Sanzone, Francesco Tango and John Fitzgerald ( and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Special Meeting.

This Proxy when properly executed will be voted in the manner directed by th undersigned. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE PROPOSAL LISTED ON THE REVERSE SIDE. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF TRUSTEES. Your vote is important. Complete, sign on the reverse side and return this card as soon as possible. Mark each vote with and X in the box. (Continued and to be signed on the reverse side.)

VOTE VIA THE TELEPHONE: 1-866-241-6192
999 9999 9999 999

YOUR VOTE IS IMPORTANT.
Please complete, sign and return this card as soon as possible.
Please sign exactly as your name(s) appear(s) on this Proxy. Only one signature is required in case of a joint account. When signing in a representative capacity, please give title.

________________________________________________
Signature
________________________________________________
Signature (if held jointly)

____________________________________________,2006
Date	JPM_17483_UM

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR
PROXY TODAY

Please detach at perforation before mailing.

The Board of Trustees recommends that you vote FOR the proposal below.

PLEASE MARK VOTES AS IN THIS EXAMPLE:     ¢

		FOR	AGAINST	ABSTAIN
		☐	☐	☐

1.	To approve a new subadvisory agreement between J.P. Morgan Investment Management Inc. (“JPMIM”) and Cadogan Management, LLC.

2.	To transact any other business that may come before the Special Meeting or any adjournment thereof.

IF YOUR ADDRESS HAS CHANGED, PROVIDE YOUR NEW ADDRESS.
___________________________________________________________
___________________________________________________________
DO YOU HAVE ANY COMMENTS?
___________________________________________________________
___________________________________________________________
___________________________________________________________

PLEASE SIGN, DATE, AND RETURN THE VOTING INSTRUCTIONS PROMPTLY USING THE ENCLOSED ENVELOPE.
JPM_17483_JPMIM

Please detach at perforation before mailing.